                                                                    Exhibit 99.1


                                    PTV, INC.
                           (FORMERLY NTL EUROPE, INC.)
                               37 PURCHASE STREET
                               RYE, NEW YORK 10580

PLEASE READ THIS LETTER CAREFULLY.

         PTV, Inc. (formerly NTL Europe, Inc.), a Delaware corporation (the "Company"), has announced a 1-for-50,000 reverse split (the "Stock Split") of its common stock, par value $.01 per share (the "Old Common Stock"). Each 50,000 shares of the Company's Old Common Stock outstanding immediately prior to the completion of the Stock Split will be automatically converted into one share of the Company's new common stock, par value $.01 per share (the "New Common Stock"). No new certificates representing fractional shares ("Fractional Shares") of the New Common Stock will be issued. Instead, in instances where the Stock Split would result in a stockholder becoming the holder of a fractional interest in a share of the New Common Stock, each Fractional Share will be purchased by the Company for a cash payment equal to $.01 per Fractional Share on a pre-split basis (the "Fractional Share Price"). Payment for Fractional Shares and the issuance of New Common Stock, as applicable, will be made on or after the date of the Stock Split (the "Stock Split Date") upon presentation and surrender of the Old Common Stock. All rights with respect to the Fractional Shares, other than the rights of the holders to receive the Fractional Share Price, upon surrender of their Fractional Shares, will cease and terminate on the Stock Split Date. Continental Stock Transfer & Trust Company has been appointed paying agent (the "Paying Agent") for the Company.

In order to receive your Fractional Share Price and/or your New Common Stock, you must complete, date, sign and return this Letter of Transmittal to Continental Stock Transfer and Trust Company (the "Exchange Agent") at the address listed below, along with all of your certificates representing your Old Common Stock. Any person holding more than one certificate representing its Old Common Stock must surrender all such certificates registered in such person's name in order to receive a its Fractional Share Price and/or its New Common Stock to which such person is entitled. Please return your certificates by mail, hand delivery or overnight delivery to:

                  Continental Stock Transfer and Trust Company
                         Attention: Reorganization Dept.
                                17 Battery Place
                            New York, New York 10004

   IF ANY OF YOUR CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, CHECK HERE AND NOTIFY THE EXCHANGE AGENT AT (212) 509-4000, EXT. 536. THEY WILL
       ADVISE YOU OF THE REQUIREMENTS FOR DELIVERING YOUR OLD COMMON STOCK
     AND RECEIVING YOUR FRACTIONAL SHARE PRICE AND/OR YOUR NEW COMMON STOCK.

(IF ADDITIONAL SPACE IS NEEDED, PLEASE COMPLETE SEPARATE LETTERS OF TRANSMITTAL)

                              LETTER OF TRANSMITTAL

                 TO ACCOMPANY CERTIFICATE(S) OF COMMON STOCK OF
                      PTV, INC. (FORMERLY NTL EUROPE, INC.)


                             SURRENDERED PURSUANT TO
                    A REVERSE STOCK SPLIT OF THE COMMON STOCK


                              THE PAYING AGENT IS:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY


       By Mail:           For Information Call:     By Hand/Overnight Carrier:
  17 BATTERY PLACE      (212) 509-4000, EXT. 536          17 BATTERY PLACE
 NEW YORK, NY 10004                                      8TH FLOOR DELIVERY
ATTN: REORGANIZATION                                            WINDOW
     DEPARTMENT                                           NEW YORK, NY 10004
                                                         ATTN: REORGANIZATION
                                                               DEPARTMENT


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

     Check here if your certificate(s) have been lost, stolen or destroyed.
                               See Instruction 5.

--------------------------------------------------------------------------------------------------
                           DESCRIPTION OF SHARE(S) SURRENDERED-BOX 1
--------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                              NUMBER OF SHARES
            AS APPEARS ON CERTIFICATE(S)                                             FORMERLY
(IF YOU NEED MORE SPACE ATTACH A LIST AND SIGN THE LIST)       CERTIFICATE          REPRESENTED
                                                                 NUMBER(S)       BY CERTIFICATE(S)



--------------------------------------------------------------------------------------------------




                                                               -----------------------------------

                                                               -----------------------------------

                                                               -----------------------------------
                                                                  TOTAL
                                                                 SHARES
--------------------------------------------------------------------------------------------------


Ladies and Gentlemen:

         This Letter of Transmittal relates to PTV, Inc.'s, a Delaware corporation (formerly NTL Europe, Inc., the "Company"), 1-for-50,000 reverse split (the "Stock Split") of its common stock, par value $.01 per share

(the "Old Common Stock"). In connection with the Stock Split, each 50,000 shares of the Company's Old Common Stock outstanding immediately prior to the completion of the Stock Split will be automatically converted into one share of the Company's new common stock, par value $.01 per share (the "New Common Stock"). No new certificates representing fractional shares (the "Fractional Shares") of the New Common Stock will be issued. Instead, in instances where the Stock Split would result in a stockholder becoming the holder of a fractional interest in a share of the New Common Stock, each Fractional Share will be purchased by the Company for a cash payment equal to $.01 per Fractional Share on a pre-split basis (the "Fractional Share Price"). Payment for Fractional Shares and the issuance of New Common Stock, as applicable, will be made on or after the date of the Stock Split (the "Stock Split Date") upon presentation and surrender of the Old Common Stock. All rights with respect to the Fractional Shares, other than the rights of the holders to receive the Fractional Share Price, upon surrender of their Fractional Shares, will cease and terminate on the Stock Split Date. The terms of the Stock Split, effected on January 27, 2004, as approved by a majority of the holders of the Old Common Stock, are described in the Company's Proxy Statement, dated December 15, 2003 and previously mailed to the stockholders of the Company. Continental Stock
Transfer & Trust Company has been appointed paying agent (the "Paying Agent").

         The undersigned hereby surrenders to the Paying Agent the certificate(s) listed in Box 1 (the "Certificates"), which represent all of the undersigned Old Common Stock, including the Fractional Shares to be purchased by the Company from the undersigned for the Fractional Share Price.

         The undersigned irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificates with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Certificates for cancellation to the stock transfer agent or the Company, together with all accompanying evidence of transfer and authenticity, upon receipt by the Paying Agent as the undersigned's agent of the Fractional Share Price in respect of each Fractional Share formerly represented by the Certificates. The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificates and the Certificates being transmitted and the Fractional Shares formerly represented thereby are free and clear of all liens, restrictions, claims, charges and encumbrances, and are not subject to any adverse claims. The undersigned hereby acknowledges that the delivery of the enclosed Certificates shall be effected and risk of loss and title to such Certificates shall pass only upon proper receipt thereof by the Paying Agent.

         The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the transfer of the Certificates.

         All authority conferred or agreed to be conferred in this Letter of Transmittal be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and will not be affected by, and will survive, the death, incapacity or bankruptcy of the undersigned.

         The undersigned understands that unless otherwise indicated herein, the check for the Fractional Share Price and/or any New Common Stock issuable to such registered holder(s) will be issued in the name(s) of the registered holder(s) appearing under "Description of Share(s) Surrendered" in Box 1. Similarly, unless otherwise indicated herein, the check for the Fractional Share Price and/or any New Common Stock issuable to such registered holder(s) (and accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing under "Description of Shares(s) Surrendered" in Box 1.

         Unless the appropriate box in Box 2 on the next page is checked, the undersigned is not a foreign person. This information and the undersigned's name, identifying number, address and, if applicable, place of incorporation, as provided in Box 2, are certified to be true under penalties of perjury.

         If any shares of Old Common Stock surrendered hereby are registered in different names (e.g., "Jane Doe" or "J. Doe"), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Old Common Stock.

--------------------------------------------------------------------------------


BOX 2

                                    IMPORTANT

                                    SIGN HERE
                     ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW
                  (OR IF YOU ARE A FOREIGN HOLDER, FORM W-8BEN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Dated: _________________, 2004

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted therewith. If signature is by trustee, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s) ________________________________________________________________________

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________
                              (Including Zip Code)
                    (Home for individual, office for entity)

/_/ Check here if foreign.         Place of incorporation, if a corporation ___

Daytime Area Code and
Telephone Number ____________

Tax Identification or
Social Security No. ___________    (See Substitute Form W-9 below)


                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED-SEE INSTRUCTIONS 1 AND 4)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                                 (Please Print)

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                              (Including Zip Code)

Daytime Area Code and Telephone Number: ________________________________________

Dated: _________________________________________________________________________


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


BOX 3

                     SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 9)



         To be completed ONLY if any checks are to be issued in the name of someone other than the person or persons whose name(s) appear(s) in Box 1 of the Letter of Transmittal or at an address other than that shown in Box 1 of this Letter of Transmittal.


Issue and mail any checks to

(Please Type or Print)

Name: __________________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                                      Zip Code




--------------------------------------------------------------------------------
                 Employer Identification or Social Security No.
                             See Substitute Form W-9


--------------------------------------------------------------------------------

                                  INSTRUCTIONS

Guarantee of Signatures. All signatures of this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution (as defined in Rule 17Ad-15) of the Securities Exchange Act of 1934, as amended, including (as such terms are defined in that Rule): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association) (an "Eligible Institution"), unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered herewith with the checks are not to be issued in the name of, or delivered to, any person other than the registered holder(s) or (b) such Certificates are surrendered for the account of an Eligible Institution. A verification by a notary public is not acceptable. See Instruction 4.

Delivery of Letter of Transmittal. This Letter of Transmittal is to be used if Certificates are to be forwarded herewith. Certificates for all physically tendered Old Common Stock, as well as this Letter of Transmittal properly completed and duly executed (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at its address set forth on the front page of this Letter of Transmittal.

         The method of delivery of this Letter of Transmittal, Certificates, and all other documents is at the option and risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, it is recommended that such Certificates and documents be sent by registered mail, properly insured, with return receipt requested.

Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and notation of the number of shares formerly represented by the Certificate(s) should be listed on a separate schedule attached hereto.

Signatures on Letter of Transmittal, Stock and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates, without alteration, enlargement or any change whatsoever.

         If any of the Certificates surrendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Certificates surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

         If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, no endorsements of the Certificates or separate stock powers are required, unless checks are to be issued in the name of, or delivered to, any person other than such registered holder(s). If checks are to be issued in the name of, or delivered to, any person other than the registered holder(s) of the Certificates, all signatures on the Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificates, the Certificates must be endorsed or accompanied by appropriate stock powers and, in either case, signed exactly as the names of the registered holder(s) appear on the Certificates. Signatures of any such person on any of the Certificates or any stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         If this Letter of Transmittal or any Certificate or stock power is signed by a Trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter of Transmittal.

Lost Stock Certificates. You will not receive your check or any shares of New Common Stock unless and until you deliver this Letter of Transmittal properly completed and duly executed to the Paying Agent, together with the Certificate(s) evidencing your Old Common Stock and any accompanying evidence of authority. If your Certificates have been lost, stolen, misplaced or destroyed, check the box on the front of this form, return it to the Paying Agent and await further instructions about signing an affidavit and/or the posting of a bond or an indemnity undertaking.

Request for Assistance or Copies. Requests for assistance or additional copies of this Letter of Transmittal may be obtained from the Paying Agent at any of its addresses listed on the front cover of this Letter of Transmittal or by calling (212) 509-4000, ext. 536.

Substitute Form W-9. The surrendering stockholder (or other payee) is required to provide his broker with a current Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is attached below, and to certify whether the surrendering stockholder (or other payee) is subject to backup withholding of federal income tax. If a surrendering stockholder (or other payee) has been notified by the Internal Revenue Service that he is subject to backup withholding, he must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the surrendering stockholder (or payee) to 28% federal income tax withholding on the payment of the Fractional Share Price. If the surrendering stockholder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he would write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. A surrendering stockholder (or other payee) that is a foreign person should not complete Substitute Form W-9, but instead such persons should complete the Form W-8BEN, which is being provided to all foreign holders.

Transfer Taxes. If payments in receipt of surrendered Certificates are to be made to any person(s) other than the registered holder(s) of such Certificates, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of such transfer will be deducted from such payments unless satisfactory evidence of payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Certificates surrendered herewith or funds to cover such stamps to be provided with this Letter of Transmittal.

Special Payment and Delivery Instructions. If any checks are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if any checks are to be sent to someone other than to the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at any address other than that shown in Box 1, then Box 3 (Special Issuance/Delivery Instructions), must be completed. If no such instructions are given, all checks will be issued in the name and sent to the address appearing in Box 1.

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a stockholder whose surrendered Fractional Shares are accepted for payment is required by law to provide the Paying Agent (as payer) with his correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to the Fractional Shares may be subject to backup withholding.

         Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Paying Agent is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a stockholder with respect to Fractional Shares surrendered pursuant to the Stock Split, the stockholder is required to notify the Paying Agent of his correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE PAYING AGENT

         The stockholder is required to give the Paying Agent the social security number or employee identification number of the record owner of the Fractional Shares. If the Fractional Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 30% of all payments of the Fractional Share Price until a TIN is provided to the Paying Agent.

       PAYER'S NAME: ______________________________________________

SUBSTITUTE   PART 1--PLEASE PROVIDE YOUR TIN IN THE    Social Security Number(s)
Form W-9     BOX AT RIGHT AND CERTIFY BY SIGNING                 OR
Department   AND DATING BELOW                           Employer Identification
of the                                                         Number(s)
Treasury
Internal                                                   ----------------
Revenue
Service

Payer's      PART 2--Certification--Under penalties of perjury, I certify that:
Request      (1) The number shown on this form is my correct taxpayer
For              identification number (or I am waiting for a number to be
Taxpayer          issued for me), and
Identifi-    (2) I am not subject to backup withholding because:
 cation      (a) I am exempt from backup withholding, or
Number       (b) I have not been notified by the Internal Revenue Service (IRS)
("TIN")          that I am subject to backup withholding as a result of a
                 failure to report all interest or dividends, or
             (c) the IRS has notified me that I am no longer subject to backup withholding.

             Certification Instructions--You must cross out         PART 3--
             item (2) above if you have been notified           AWAITING TIN /_/
             by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns:

             SIGNATURE ____________________ DATE _________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE ____________________ DATE _________